SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                     February 17, 2000 (February 10, 2000)


                             HEALTH & LEISURE, INC.
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                   0-15807                  31-1190725
----------------------------       ----------                 ----------
(State or other jurisdiction of     Commission              (IRS Employer
incorporation)                      File Number)           Identification No.)

203 East Broad Street, Columbus, Ohio                          43215
-----------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (614) 228-2225


                                  No Change
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4   Changes in Registrant's Certifying Accountant

     (a) On February 10, 2000, Harmon & Company, CPA, Inc. ("Harmon & Company") informed the Registrant that it has discontinued its business. As a result, on February 10, 2000, Harmon & Company resigned as the Registrant's independent accountants for the fiscal year ended December 31, 1999.

     The reports of Harmon & Company on the Registrant's financial statements for the past two fiscal years ended December 31, 1998 and 1997 contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principle. However, the reports of Harmon & Company on the Registrant's financial statements for the past two fiscal years ended December 31, 1998 and 1997 each contained an explanatory paragraph describing conditions related to the Registrant that raised substantial doubt about the Registrant's ability to continue as a going concern.

     In connection with its audits for the two most recent fiscal years and through February 14, 2000, there were no disagreements with Harmon & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Harmon & Company, would have caused Harmon & Company to make reference to the disagreements in its report on the financial statements for such years.

     During the two most recent  fiscal years and through  February 14, 2000, no
reportable   events  under  Item   304(a)(1)(v)   of  Regulation  S-K  occurred.
Specifically, Harmon & Company:

     (A) has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;

     (B) has not advised the Registrant that information has come to its attention that has led it to no longer be able to rely on management's representations or that has made it unwilling to be associated with the financial statements prepared by management;

     (C) has not advised the Registrant of the need to expand significantly the scope of its audit or that information has come to its attention (during the Registrant's two most recent fiscal years and through February 14, 2000) that, if further investigated, may materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal period or periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and has not advised the Registrant that, due to its resignation or for any other reason, it did not expand the scope of its audit or conduct such further investigation; and

     (D) has not advised the Registrant that information has come to its attention that, it has concluded, materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal period or periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to its satisfaction, would prevent it from rendering an unqualified audit report on those financial statements) and, due to resignation or for any other reason, the issue has not been resolved to its satisfaction.

Item 7    Financial  Statements  and Exhibits

     (c) The following documents related to the resignation of the Registrant's independent accountants are being filed as an exhibit to this Form 8-K:

Exhibit
No.                 Description of Exhibit

16(a) Letter dated February 10, 2000 from Harmon & Company to the Registrant resigning as the Registrant's independent accountant.

16(b) Letter dated February 17, 2000 from the Registrant requesting Harmon & Company to provide the Registrant with a letter addressed to the Securities and Exchange Commission stating whether
          Harmon & Company agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HEALTH & LEISURE, INC.



Date:  February 17, 2000            By /s/  Robert M. Feldman
                                       ----------------------------
                                       Robert M. Feldman
                                       President and Director

                                  EXHIBIT INDEX



Exhibit
No.               Description of Exhibit
---------         -----------------------

16(a) Letter dated February 10, 2000 from Harmon & Company to the Registrant resigning as the Registrant's independent accountant.

16(b) Letter dated February 17, 2000 from the Registrant requesting Harmon & Company to provide the Registrant with a letter addressed to the Securities and Exchange Commission stating whether
          Harmon & Company agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K.

                                                                   Exhibit 16(a)



                           Harmon & Company, CPA, Inc.
                           6089 Frantz Road, Suite 103
                               Dublin, Ohio 43017
                                 (614) 792-9833



                                February 10, 2000



Mr. Bob Feldman
Health & Leisure, Inc.
203 East Broad Street
Columbus, Ohio 43215

Dear Mr. Feldman:

     Please be advised that Harmon & Company, CPA, Inc. has decided to discontinue its business and therefore resigns as independent auditors for Health & Leisure, Inc. We apologize for any inconvenience this may have caused you. We have enjoyed working with you in the past and wish you every success.

Sincerely,

HARMON & COMPANY, CPA, INC.

/s/ Nicola R. Harmon

Nicola R. Harmon, CPA
President


cc:      Bob Rupp

                                                                   Exhibit 16(b)

                             Health & Leisure, Inc.
                             203 East Broad Street
                              Columbus, Ohio 43215
                                 (614) 228-2225


                                February 17, 2000

VIA FACSIMILE (614-792-9834)

Nicola R. Harmon, CPA
Harmon & Company, CPA, Inc.
6089 Frantz Road, Suite 103
Dublin, Ohio 43017

         Subject: Form 8-K Filing
                  ---------------

Dear Ms. Harmon:

     Enclosed is a copy of a current report on Form 8-K filed by Health & Leisure, Inc. on February 17, 2000, with the Securities and Exchange Commission. As you know, this report was required to be filed with the SEC as a result of your resignation on February 10, 2000 as our independent accountants.

     Please review the disclosures made by us in response to Item 304(a) of Regulation S-K and provide us with a letter addressed to the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-1004, stating whether you agree with the statements made by us in response to Item 304(a) of Regulation S-K and, if not, the respects in which you do not agree.

     Please provide us with the foregoing letter as promptly as possible. We must file a copy of the letter with the SEC on or before March 2, 2000.

                                             Very truly yours,

                                             HEALTH & LEISURE, INC.

                                             /s/ Robert M. Feldman

                                             Robert M. Feldman
                                             President and Director